UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report:                   January 19, 2007
              (Date of earliest event reported) (January 18, 2007)


                             Multimedia Games, Inc.
             (Exact name of registrant as specified in its charter)

                                    001-14551
                            (Commission File Number)



                  Texas                                 74-2611034
      (State or other jurisdiction                    (IRS Employer
            of incorporation)                      Identification No.)

 206 Wild Basin Rd., Bldg. B, Suite 400,                  78746
              Austin, Texas                             (Zip Code)
(Address of principal executive offices)



       Registrant's telephone number, including area code: (512) 334-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.

On January 18, 2007, Multimedia Games, Inc. (the "Registrant") issued a press release reporting its total Oklahoma player terminal installed base and product mix as of December 31, 2006, and providing an update on other markets the Registrant serves. The full text of the press release issued in connection with the announcement is attached to this Current Report on Form 8-K as Exhibit No. 99.1.

The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.          Financial Statements and Exhibit.
(d)                 Exhibit.

Exhibit No.         Description
-----------         -----------
   99.1             Press Release, dated January 18, 2007, of the Registrant

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               MULTIMEDIA GAMES, INC.



Dated:  January 19, 2007       By:  /s/  Randy S. Cieslewicz
                                         -------------------
                                         Randy S. Cieslewicz
                                         Interim Chief Financial Officer and
                                         Principal Accounting Officer

                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------
99.1                Press Release, dated January 18, 2007, of the Registrant